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Exhibit 24.1

POWER OF ATTORNEY OF VIRGINIA M. ROMETTY

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman of the Board, President and Chief Executive Officer and, Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, and Christina M. Montgomery, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ VIRGINIA M. ROMETTY Virginia M. Rometty Chairman of the Board, President and Chief Executive Officer

 POWER OF ATTORNEY OF JAMES J. KAVANAUGH

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation, which will file with U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ JAMES J. KAVANAUGH James J. Kavanaugh Senior Vice President and Chief Financial Officer

 POWER OF ATTORNEY OF ROBERT F. DEL BENE

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, James J. Kavanaugh, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ ROBERT F. DEL BENE Robert F. Del Bene Vice President and Controller

 POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ MICHAEL L. ESKEW Director

 POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ DAVID N. FARR Director

 POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ ALEX GORSKY Director

 POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ SHIRLEY ANN JACKSON Director

 POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ ANDREW N. LIVERIS Director

 POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ JAMES W. OWENS Director

 POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ MARTHA E. POLLACK Director

 POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ SIDNEY TAUREL Director

 POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ PETER R. VOSER Director

 POWER OF ATTORNEY OF IBM DIRECTOR

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2018 on Form 10-K, hereby constitutes and appoints Simon J. Beaumont, Michelle H. Browdy, Robert F. Del Bene, James J. Kavanaugh, Christina M. Montgomery, and Virginia M. Rometty, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February 2019.

/s/ FREDERICK H. WADDELL Director

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  Exhibit 24.1
POWER OF ATTORNEY OF VIRGINIA M. ROMETTY
POWER OF ATTORNEY OF JAMES J. KAVANAUGH
POWER OF ATTORNEY OF ROBERT F. DEL BENE
POWER OF ATTORNEY OF IBM DIRECTOR
POWER OF ATTORNEY OF IBM DIRECTOR
POWER OF ATTORNEY OF IBM DIRECTOR
POWER OF ATTORNEY OF IBM DIRECTOR
POWER OF ATTORNEY OF IBM DIRECTOR
POWER OF ATTORNEY OF IBM DIRECTOR
POWER OF ATTORNEY OF IBM DIRECTOR
POWER OF ATTORNEY OF IBM DIRECTOR
POWER OF ATTORNEY OF IBM DIRECTOR
POWER OF ATTORNEY OF IBM DIRECTOR